UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2015

SAN DIEGO GAS & ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-03779	95-1184800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8326 CENTURY PARK COURT

SAN DIEGO, CALIFORNIA 92123

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (619) 696-2000

None.

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 12, 2015, San Diego Gas & Electric Company (the “Company”) closed the public offering and sale of $140,000,000 aggregate principal amount of its Floating Rate First Mortgage Bonds, Series OOO, due 2017 (the “Series OOO Bonds”) and $250,000,000 aggregate principal amount of its 1.914% Amortizing First Mortgage Bonds, Series PPP, due 2022 (the “Series PPP Bonds” and, together with the Series OOO Bonds, the “Bonds”) with proceeds to the Company (after deducting underwriting discounts but before other expenses estimated at approximately $500,000) of 99.75% of the aggregate principal amount of the Series OOO Bonds and 99.375% of the aggregate principal amount of the Series PPP Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3, as amended (File No. 333-181639).

The Series OOO Bonds were issued pursuant to the Sixty-Third Supplemental Indenture, dated as of March 12, 2015, which is attached hereto as Exhibit 4.1. The Series OOO Bonds will bear interest at a rate per year equal to the 3 Month LIBOR Rate (as defined in Exhibit 4.1 hereto) plus 0.200%, which interest rate will be reset quarterly as described in the Prospectus (as defined below), and the Series OOO Bonds will mature on March 9, 2017. Interest on the Series OOO Bonds will accrue from March 12, 2015 and will be payable on March 9, June 9, September 9 and December 9 of each year, beginning on June 9, 2015, and at maturity. Except under the limited circumstances described in the prospectus supplement and the accompanying prospectus relating to the offering filed with the Securities and Exchange Commission on March 10, 2015 (the “Prospectus”), the Series OOO bonds will not be redeemable at the Company’s option prior to maturity.

The Series PPP Bonds were issued pursuant to the Sixty-Fourth Supplemental Indenture, dated as of March 12, 2015, which is attached hereto as Exhibit 4.2. The Series PPP Bonds will mature on February 1, 2022. Interest on the Series PPP Bonds will accrue from March 12, 2015 and is payable on February 1 and August 1 of each year, beginning on August 1, 2015 (each a “Series PPP Payment Date”). Principal of the Series PPP Bonds will be repaid in fourteen equal installments of $17,857,000 on each Series PPP Payment Date, subject to reduction upon a partial redemption under the circumstances described in the Prospectus and subject to other possible adjustments under the circumstances described in the Prospectus. The Series PPP Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the Prospectus.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated March 9, 2015, which is attached hereto as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated March 9, 2015, among San Diego Gas & Electric Company and the several underwriters named therein.

4.1	Sixty-Third Supplemental Indenture, dated as of March 12, 2015.

4.2	Sixty-Fourth Supplemental Indenture, dated as of March 12, 2015.

4.3	Form of Series OOO Bond (Included in Exhibit 4.1 hereto).

4.4	Form of Series PPP Bond (Included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2015	SAN DIEGO GAS & ELECTRIC COMPANY

/s/ Robert M. Schlax
Robert M. Schlax Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated March 9, 2015, among San Diego Gas & Electric Company and the several underwriters named therein.

4.1	Sixty-Third Supplemental Indenture, dated as of March 12, 2015.

4.2	Sixty-Fourth Supplemental Indenture, dated as of March 12, 2015.

4.3	Form of Series OOO Bond (Included in Exhibit 4.1 hereto).

4.4	Form of Series PPP Bond (Included in Exhibit 4.2 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).